================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 2, 2003

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                         000-30975
         (State of Formation)                           (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

          12325 Emmet Street
              Omaha, NE                                          68164
(Address of principal executive offices)                       (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

================================================================================

Item 5. Other Events and Regulation FD Disclosure.

      On December 2, 2003, the Company issued a press release announcing that it has entered into several specific agreements with Novartis Pharmaceuticals Corp. to provide mutation discovery services in the context of translational research programs in oncology. A copy of the press release is filed herewith as Exhibit
99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated December 2, 2003, announcing that the Company has entered into several specific agreements with Novartis Pharmaceuticals Corp. to provide mutation discovery services in the context of translational research programs in oncology.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSGENOMIC, INC.

                                   By /s/ Michael J. Draper
                                      ------------------------------------------
                                      Michael J. Draper, Chief Financial Officer

December 2, 2003


                                       3